Nationwide Variable Insurance Trust
NVIT Multi-Manager Small Company Fund

Supplement dated December 10, 2015
to the Summary Prospectus dated April 30, 2015

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

1.
At a meeting of the Board of Trustees (the “Board”) of Nationwide Variable Insurance Trust (the “Trust”) held on December 9, 2015, the Board approved the termination of Neuberger Berman Management LLC (“Neuberger Berman”) as a subadviser to the NVIT Multi-Manager Small Company Fund (the “Fund”) and approved the appointment of Jacobs Levy Equity Management, Inc. (“Jacobs Levy”) as a new subadviser to the Fund.  This change is anticipated to be implemented by December 31, 2015 (the “Effective Date”).

2.	As of the Effective Date, the information under the heading “Principal Investment Strategies” on page 2 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of small-cap companies. Some of these companies may be considered to be “unseasoned,” which are companies that have been in operation for less than three years, including the operations of any predecessors. The Fund may invest up to 25% of its total assets in securities of foreign companies, including those in emerging market countries. Emerging market countries are developing and low or middle income countries, and may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa. The Fund may invest without limit in initial public offerings (“IPOs”) of small-cap companies to capitalize on the opportunity for growth. It may invest in any economic sector and, at times, emphasize one or more particular industries or sectors. It also may engage in active and frequent trading of portfolio securities. The Fund generally considers selling a security when it no longer satisfies investment criteria, no longer offers significant growth potential, reaches a target price, changes valuation, deteriorates in business quality, fails to perform as expected, or when other opportunities appear more attractive.

The Fund consists of four portions managed by different subadvisers. Nationwide Fund Advisors (“NFA”) is the Fund’s investment adviser and, subject to the approval of the Board of Trustees of Nationwide Variable Insurance Trust (the “Trust”), selects the Fund’s subadvisers and monitors their performance on an ongoing basis. NFA has chosen the Fund’s current subadvisers because they approach investing in small-cap stocks in a different manner from each other. For example, one subadviser favors a “value” style of investing, which means buying equity securities that the subadviser believes to be trading at prices that do not reflect a company’s value. Companies issuing such securities may be currently out of favor, undervalued due to market declines, or experiencing poor operating conditions that the subadviser believes to be temporary. Another subadviser looks for companies it believes have high growth potential based on fundamental analysis. A third subadviser invests in small cap value stocks using a multidimensional investment process that combines finance and behavioral theory and quantitative and statistical methods. In allocating assets to the subadvisers, NFA seeks to increase diversification among securities and investment styles in order to potentially increase the possibility for investment return and reduce risk and volatility.

3.	As of the Effective Date, the following is added to the section entitled “Principal Risks” that begins on page 2 of the Summary Prospectus:

Portfolio turnover risk – a higher portfolio turnover rate increases transaction costs, may adversely impact the Fund’s performance, and may result in additional tax consequences for Fund shareholders.

4.	As of the Effective Date, the information under the heading “Portfolio Management – Subadvisers” on page 4 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Putnam Investment Management, LLC (“Putnam”)
Morgan Stanley Investment Management Inc. (“MSIM”)
Jacobs Levy Equity Management, Inc. (“Jacobs Levy”)
OppenheimerFunds, Inc. (“Oppenheimer”)

5.	As of the Effective Date, the information under the heading “Portfolio Management – Portfolio Managers” on page 4 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Putnam
Eric N. Harthun	Portfolio Manager	Since 2008
MSIM
Dennis Lynch	Manager Director	Since 2009
David Cohen	Manager Director	Since 2009
Sam Chainani	Manager Director	Since 2009
Alexander Norton	Manager Director	Since 2009
Jason Yeung	Manager Director	Since 2009
Armistead Nash	Manager Director	Since 2009
Jacobs Levy
Bruce I. Jacobs	Principal, Co-Chief Investment Officer, Portfolio Manager	Since 2015
Kenneth N. Levy, CFA	Principal, Co-Chief Investment Officer, Portfolio Manager	Since 2015
Oppenheimer
Ronald J. Zibelli, Jr., CFA	Vice President	Since 2011
Ash Shah, CFA, CPA	Vice President	Since 2014

6.	Shareholders of the Fund will receive an Information Statement in the near future, as required under the Trust’s Manager-of-Managers Exemptive Order, with more detailed information about Jacobs Levy.

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